UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

EASTMAN KODAK COMPANY

(Exact name of Registrant as specified in its charter)

NEW JERSEY	1-87	16-0417150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street

Rochester, NY 14650

(Address of principal executive offices with zip code)

(800) 356-3259

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KODK	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 21, 2025, Eastman Kodak Company (the “Company”) entered into an ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with BofA Securities, Inc. (“BofA”), pursuant to which the Company may offer and sell up to $100,000,000 of shares of the Company’s common stock, par value $0.01 per share (the “shares”), from time to time, in “at-the-market” offerings through BofA, as sales agent or as principal (the “at-the-market program”). The Company intends to use the net proceeds from the sale of the shares for general corporate purposes.

Sales of the shares, if any, will be made at prevailing market prices at the time of sale, or as otherwise agreed with BofA. BofA will receive a commission from the Company that will not exceed, but may be lower than, 3% of the gross sales price of all shares sold under the Sales Agreement. Any shares will be issued pursuant to the Company’s shelf registration statement (Registration No. 333-281403) (the “Registration Statement”), which was filed with the Securities and Exchange Commission on August 8, 2024 and declared effective on August 21, 2024, as supplemented by the prospectus supplement, dated May 21, 2025.

The Company is not obligated to sell, and BofA is not obligated to buy or sell, any shares under the Sales Agreement, and no assurance can be given that the Company will sell any such shares, or, if it does, as to the price or amount of shares that it sells or the dates when such sales will take place. Under the Sales Agreement, the Company has agreed to indemnify BofA against certain liabilities, including under the Securities Act of 1933, as amended, or to contribute to payments that BofA may be required to make because of such liabilities.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. Copies of the Sales Agreement and the opinion of Day Pitney LLP relating to the validity of the shares that may be sold pursuant to the Sales Agreement are attached hereto as Exhibit (1.1) and Exhibit (5.1), respectively, and are incorporated by reference herein and in the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

(1.1)	ATM Equity OfferingSM Sales Agreement, dated as of May 21, 2025, between Eastman Kodak Company and BofA Securities, Inc.

(5.1)	Opinion of Day Pitney LLP

(23.1)	Consent of Opinion of Day Pitney LLP (included in its opinion filed as Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY
(Registrant)

/s/ David E. Bullwinkle
David E. Bullwinkle
Chief Financial Officer and Senior Vice President

Date: May 21, 2025

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